UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 1, 2009
INTERNATIONAL LEASE FINANCE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

CALIFORNIA	1-31616	22-3059110

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

10250 Constellation Boulevard, Suite 3400
Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)
(310) 788-1999
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Item 1.01 Entry into a Material Definitive Agreement.
     On December 1, 2009, International Lease Finance Corporation (the “Company”) and certain of its subsidiaries entered into a Temporary Waiver and Amendment (the “Waiver and Amendment”) with AIG Funding, Inc. (the “Lender”) and the Federal Reserve Bank of New York (the “FRBNY). Pursuant to the Waiver and Amendment, the Lender and the FRBNY agreed to waive the Company’s requirement to satisfy, on or before December 1, 2009, certain post-closing conditions related to (i) the provision of local law mortgages in certain foreign jurisdictions and (ii) the addition of certain subsidiaries as parties to the Credit Agreements (as defined below) and related documents (collectively, the “Required Post-Closing Conditions”) until and including December 4, 2009 (the “Temporary Waiver Period”) under that certain (i) Credit Agreement, dated as of October 13, 2009 (as amended, restated or otherwise modified, the “Term Loan A Credit Agreement”), among the Company and certain subsidiaries of the Company, as co-borrowers and guarantors (collectively, the “Borrower Parties”), the Lender and Wells Fargo Bank Northwest, National Association (“Wells Fargo”), as security trustee and (ii) Amended and Restated Credit Agreement, dated as of October 13, 2009 (as amended, restated or otherwise modified, the “Term Loan B Credit Agreement” and together with the Term Loan A Credit Agreement, the “Credit Agreements”), among the Borrower Parties, the Lender and Wells Fargo, as security trustee. In addition, pursuant to the Waiver and Amendment, the interest rate under the Credit Agreements was increased to three-month LIBOR, with no LIBOR floor, plus 6.025% per annum during the Temporary Waiver Period. The additional interest of 3.00% per annum will be paid-in-kind and will be added to the outstanding principal balance of the term loans under the Credit Agreements (the “Term Loans”).
     On December 4, 2009, the Company and certain of its subsidiaries entered into a Temporary Waiver and Amendment No. 2 (the “Second Waiver and Amendment”) with the Lender and the FRBNY. Pursuant to the Second Waiver and Amendment, the Lender and the FRBNY agreed to waive the Company’s requirement to satisfy, on or before December 4, 2009, the Required Post-Closing Conditions, until the earliest of (i) the date (the “Required Perfection Date”) on which the Company has (A) completed the transfers of all Pool Aircraft (as such term is defined in the Credit Agreements and further described below) to one or more SPCs (as such term is defined in the Credit Agreements) and (B) satisfied all Express Perfection Requirements (as such term is defined in the Credit Agreements, as amended by the Second Waiver and Amendment) with respect to such Pool Aircraft (satisfaction to be determined by the FRBNY in its sole discretion); (ii) the Company’s failure to satisfy certain Required Post-Closing Conditions on or before December 15, 2009 and January 31, 2010, as applicable; and (iii) the Company’s failure to satisfy certain additional post-closing conditions, including, but not limited to, complying with a Transfer Mandate (as such term is defined below) within the prescribed time period, if any Transfer Mandates are given to the Company by the FRBNY (the “Second Temporary Waiver Period”). As of the date hereof, there are 377 Pool Aircraft with an average aggregate appraised value as of September 30, 2009 of approximately $17,400,000,000. The number and aggregate appraised value of Pool Aircraft may decrease from time to time should the FRBNY elect, in its sole discretion, to release Pool Aircraft from the collateral pool. During the Second Temporary Waiver Period the interest rate under the Credit Agreements will remain at three-month LIBOR, with no LIBOR floor, plus 6.025% per annum. The additional interest of 3.00% per annum accrued during the Second Temporary Waiver Period will be paid-in-kind and added to the outstanding principal balance of the Term Loans at each quarterly interest payment date.
     During the Second Temporary Waiver Period, the FRBNY may require that the Company transfer one or more of the Pool Aircraft, in a manner satisfactory to the Lender and the FRBNY, to one or more SPCs acceptable to the FRBNY by a deadline to be set forth by the FRBNY (not to be less than 3 months from notice of such requirement) (a “Transfer Mandate”). If, following receipt of a Transfer Mandate, the Company determines that a transaction or plan involving one or more mandated Pool Aircraft does not warrant, or is inconsistent with, the transfer of such mandated Pool Aircraft to one or more SPCs (a “Non-SPC Plan”), the Company shall send a written request for consent relating to the Non-SPC Plan to the FRBNY. Neither the Company nor any of its affiliates can proceed with any Non-SPC Plan unless the FRBNY has provided written consent to such Non-SPC Plan. If the Company fails to complete a Transfer Mandate within the prescribed time period, then the Company will be in default under the Credit Agreements and the FRBNY may elect to increase the interest rate under the Credit Agreements to 3-month LIBOR, with a 2.00% LIBOR floor, plus 9.025% per annum. The FRBNY may elect that a certain portion of each quarterly interest payment (such portion not to exceed 6.00% per annum) be paid-in-kind and added to the outstanding principal balance of the Term Loans.
     Within thirty (30) days of the Required Perfection Date, the Lender and the FRBNY will, at their sole discretion, select a portfolio of Pool Aircraft with an aggregate appraised value sufficient to satisfy a 50% loan-to-value ratio as of the Required Perfection Date (the “Final Pool Aircraft”). On the thirty-first (31st) day following the Required Perfection Date, provided no event of default has occurred and is continuing under the Credit Agreements, all Pool Aircraft that are not Final Pool Aircraft (the “Released Aircraft”) shall cease to be Pool Aircraft under the Credit Agreements and the Security Trustee’s security interest in, and lien on, each Released Aircraft shall be automatically released.
     On December 4, 2009, the Borrower Parties also entered into an Amendment to Credit Agreements and First Lien Guarantee Agreement (the “Amendment”) with the Lender and the FRBNY. Pursuant to the Amendment, the Lender will advance $200,000,000 to the Company on or after December 4, 2009 as an additional loan (the “Additional Term Loan A”) under the Term Loan A Credit Agreement. The Additional Term Loan A is identical to, and was made upon the same terms and conditions as, the existing $2,000,000,000 term loan made under the Term Loan A Credit Agreement. The Additional Term Loan A will also be guaranteed under that certain First Lien Borrower Party Guarantee Agreement (the “First Lien Guarantee”) dated as of October 13, 2009 by the Borrower Parties in favor of the FRBNY.
     Additionally, on November 23, 2009, the Borrower Parties, Wells Fargo, the Lender and the FRBNY entered into an Amendment Agreement (the “French Mortgage Amendment Agreement”) amending the Credit Agreements, the First Lien Guarantee and the Third Lien Borrower Party Guarantee Agreement dated as of October 13, 2009 by the Borrower Parties in favor of the FRBNY (the “Third Lien Guarantee” and together with the First Lien Guarantee, the “Guarantees”). Pursuant to the French Mortgage Amendment Agreement, in connection with the Company’s agreement to grant French law mortgages over specified Pool Aircraft that are registered in France to the security trustee under each Credit Agreement and Guarantee, the parties thereto amended the Credit Agreements and Guarantees to reflect the rights of the security trustee under each document to constitute, register, manage and enforce the French law mortgages in accordance with Article 2328-1 of the French Civil Code.
     The Lender is an affiliate of the Company’s parent, American International Group, Inc. (“AIG”). AIG received funds advanced pursuant to the Term Loan A Credit Agreement and the Amendment from the FRBNY under that certain Credit Agreement dated as of September 22, 2008, between AIG and the FRBNY (the “Parent Facility”). The Term Loan B Credit Agreement

amended and restated the Company’s two demand note agreements aggregating $1,700,000,000 entered into with the Lender, funding for which was provided to AIG from FRBNY under the Parent Facility.
     The descriptions of the French Mortgage Amendment Agreement, the Waiver and Amendment, the Second Waiver and Amendment and the Amendment herein do not purport to be complete and are qualified in their entirety by reference to the full text of those documents. Copies of the French Mortgage Amendment Agreement, the Waiver and Amendment, the Second Waiver and Amendment and the Amendment are included in this Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     As described above under Item 1.01, pursuant to the Amendment, the Company agreed to borrow an additional $200,000,000 from the Lender on or around December 4, 2009.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

10.1	Amendment Agreement, dated as of November 23, 2009, among International Lease Finance Corporation, certain subsidiaries of International Lease Finance Corporation named therein, Wells Fargo Bank Northwest, National Association, as security trustee, AIG Funding, Inc., as lender, and the Federal Reserve Bank of New York

10.2	Temporary Waiver and Amendment, dated as of December 1, 2009, among International Lease Finance Corporation, certain subsidiaries of International Lease Finance Corporation named therein, AIG Funding, Inc., as lender, and the Federal Reserve Bank of New York

10.3	Temporary Waiver and Amendment No. 2, dated as of December 4, 2009, among International Lease Finance Corporation, certain subsidiaries of International Lease Finance Corporation named therein, AIG Funding, Inc., as lender, and the Federal Reserve Bank of New York

10.4	Amendment to Credit Agreements and First Lien Guarantee Agreement, made and entered into as of December 4, 2009, by and among International Lease Finance Corporation, certain subsidiaries of International Lease Finance Corporation named therein, AIG Funding, Inc., as lender, and the Federal Reserve Bank of New York

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION
/s/ Alan H. Lund
By: Alan H. Lund
Vice Chairman and Chief Financial Officer

DATED: December 7, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Agreement, dated as of November 23, 2009, among International Lease Finance Corporation, certain subsidiaries of International Lease Finance Corporation named therein, Wells Fargo Bank Northwest, National Association, as security trustee, AIG Funding, Inc., as lender, and the Federal Reserve Bank of New York

10.2	Temporary Waiver and Amendment, dated as of December 1, 2009, among International Lease Finance Corporation, certain subsidiaries of International Lease Finance Corporation named therein, AIG Funding, Inc., as lender, and the Federal Reserve Bank of New York

10.3	Temporary Waiver and Amendment No. 2, dated as of December 4, 2009, among International Lease Finance Corporation, certain subsidiaries of International Lease Finance Corporation named therein, AIG Funding, Inc., as lender, and the Federal Reserve Bank of New York

10.4	Amendment to Credit Agreements and First Lien Guarantee Agreement, made and entered into as of December 4, 2009, by and among International Lease Finance Corporation, certain subsidiaries of International Lease Finance Corporation named therein, AIG Funding, Inc., as lender, and the Federal Reserve Bank of New York